Table of Contents

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

September 19, 2001

DIGITAL LAVA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14831	95-4584080
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13160 Mindanao Way, Suite 350
Marina Del Rey, CA 90292
(Address of Principal Executive Offices) (Zip Code)

(310) 577-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

TABLE OF CONTENTS

ITEM 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated September 20, 2001 announcing Digital Lava’s adoption of a Plan of Liquidation and Dissolution and the signing of an agreement to sell substantially all of its assets to Interactive Video Technologies, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LAVA INC.

Date: September 20, 2001	By:	/s/ Bennet Lientz

Name: Bennet Lientz, Jr. Title: Chief Financial Officer